UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 24, 2021

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East 59th Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On June 24, 2021, Royalty Pharma plc (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on nine proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”). There were 520,357,278 shares of the Company’s Class A ordinary shares and Class B ordinary shares, voting as a single class, present or represented by proxy at the Annual Meeting, which represented 85.71% of the combined voting power of the Class A ordinary shares and Class B ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A ordinary shares and Class B ordinary shares were entitled to one vote for each share held as of the record date described in the Proxy Statement. The Company’s inspector of election certified the following vote tabulations:

Proposal 1. To elect ten directors, each by separate ordinary resolutions, to the Company’s Board of Directors to serve until the 2022 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Pablo Legorreta	502,073,466	1,399,424	1,597,176	15,287,212
Henry Fernandez	503,560,739	816,295	693,032	15,287,212
Bonnie Bassler	503,466,513	982,234	621,319	15,287,212
Errol De Souza	482,493,429	21,955,033	621,604	15,287,212
Catherine Engelbert	484,184,525	20,263,687	621,854	15,287,212
William Ford	502,626,681	1,822,021	621,364	15,287,212
M. Germano Giuliani	504,249,339	198,877	621,850	15,287,212
Ted Love	461,279,101	43,169,101	621,864	15,287,212
Gregory Norden	481,026,656	23,421,786	621,624	15,287,212
Rory Riggs	504,035,909	412,402	621,755	15,287,212

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
455,808,359	47,703,018	1,558,689	15,287,212

Proposal 3. To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
489,841,688	13,734,188	850,625	643,565	15,287,212

Proposal 4. To ratify the appointment of Ernst & Young Chartered Accountants (“Ernst & Young”) as the Company’s independent registered public accounting firm:

For	Against	Abstain
518,304,499	2,041,891	10,888

There were no broker non-votes on this proposal.

Proposal 5. To approve receipt of the Company’s U.K. statutory accounts together with the Company’s U.K. statutory reports, including the directors’ report, the strategic report, the directors’ remuneration report and the auditors’ report for the fiscal year ended December 31, 2020 (“U.K. Annual Report and Accounts”):

For	Against	Abstain	Broker Non-Votes
504,913,421	32,061	124,584	15,287,212

Proposal 6. To approve the Company’s U.K. directors’ remuneration policy, included in the directors’ remuneration report contained in the U.K. Annual Report and Accounts (the “U.K. Directors’ Remuneration Policy”):

For	Against	Abstain	Broker Non-Votes
504,059,318	188,282	822,466	15,287,212

Proposal 7. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report (excluding the U.K. Directors’ Remuneration Policy) in the U.K. Annual Report and Accounts:

For	Against	Abstain	Broker Non-Votes
456,981,235	47,267,001	821,830	15,287,212

Proposal 8. To re-appoint Ernst & Young as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the conclusion of the next general meeting of shareholders at which the U.K. annual report and accounts are presented to shareholders:

For	Against	Abstain
518,378,063	1,948,264	30,951

There were no broker non-votes on this proposal.

Proposal 9. To authorize the board of directors to determine the remuneration of the Company’s U.K. statutory auditor:

For	Against	Abstain	Broker Non-Votes
503,470,716	1,576,890	22,460	15,287,212

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2021

ROYALTY PHARMA PLC

By:	/s/ George Lloyd
George Lloyd
Executive Vice President, Investments & General Counsel